Exhibit 99.1

2013 Third Quarter Financial Results November 5, 2013 NYSE: CF

Safe Harbor Statement All statements in this communication, other than those relating to historical facts, are “forward-looking statements.” These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These statements include, but are not limited to, statements about the benefits, expected timing of closing and other aspects of the proposed transactions with Mosaic; statements about future strategic plans; and statements about future financial and operating results. Important factors that could cause actual results to differ materially from our expectations include, among others: risks and uncertainties arising from the possibility that the proposed transactions with Mosaic may be delayed or may not occur, including delays arising from any ability to obtain governmental approvals of the transactions; the risk that other conditions to the closing of the proposed transactions with Mosaic may not be satisfied; difficulties with realization of the benefits of the proposed transactions with Mosaic; the risk that disruptions from the proposed transactions with Mosaic will harm relationships with customers, employees and suppliers; the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; risks associated with cyber security; weather conditions; our ability to complete our recently announced production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements from governmental authorities; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries Web site. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Financial Highlights 3 In millions, except percentages and EPS 2013 Q3 2012 Q3 Net sales $ 1,097 $ 1,359 Gross margin 386 702 - As percent of sales 35% 52% EBITDA(1) $ 478 $ 729 Net earnings attributable to common stockholders 234 403 Earnings per diluted share 4.07 6.35 Cash flow provided by operations 861 906 (1) See slide 14 for reconciliation

Third Quarter Overview Q3 2013 demonstrates a “higher low” with $478 million EBITDA during difficult market conditions Weak nitrogen market led to delayed purchasing and lower selling prices Phosphate market marked by increased global supply and lower demand from India Flexible logistics system and low-cost natural gas provided ammonia, UAN and AN export opportunities Achieved major safety milestones -Courtright, Ontario Nitrogen Complex achieved 12.5 years without a lost time accident -Hardee, Florida, Phosphate Complex achieved 4 years without a lost time accident -Medicine Hat, Alberta, Nitrogen Complex achieved over 2.5 years without a lost time accident 4

Recently Announced Strategic Transactions Phosphate Business Sale Consistent with Company’s strategy to focus on nitrogen production and distribution $1.4 billion sale of phosphate business subject to certain closing adjustments Expected to close in 2014 Donaldsonville Ammonia Supply Agreement Strengthens Company’s confidence in the return expected from the Donaldsonville expansion project by providing a long-term ratable base demand that insulates the Company from movements in natural gas prices CF Industries will supply 600,000 – 800,000 tons of ammonia per year to Mosaic Pricing formula based on cost of natural gas 15 year term beginning no later than 2017 with options at years 8 and 12 FOB Donaldsonville Accounts for approximately 45% - 60% of nameplate ammonia production of the new Donaldsonville ammonia plant Trinidad Supply Agreement Provides a ratable base demand for Company’s Trinidad ammonia similar to the current supply arrangement for the Plant City Phosphate Complex Company to sell its share of ammonia production (300,000 – 350,000 tons per year) Market based price 3 year term beginning after close of phosphate business sale 5

2009 2010 2011 2012 2013 Earnings per Diluted Share 6 Third quarter reporting periods $4.07 Higher Highs and Higher Lows

Q3 Nitrogen Segment Results In millions, except as noted 2013 Q3 H/(L) 2012 Q3 Sales $ 876 $ (219) Gross margin 358 (280) - Percent 40.9% (17) pts Volume (000 st) 2,781 (176) Average selling prices ($/st) - Ammonia $ 527 $ (95) - Urea 338 (132) - UAN 274 (22) - AN 231 (30) Gas cost $/MMBtu $ 3.54 $ 0.20 Mid-Corn Belt Prices 7 $/st 2011 2012 2013 Ammonia Urea UAN-32 Graph source: Green Markets

Graph source: Green Markets In millions, except as noted 2013 Q3 H/(L) 2012 Q3 Sales $ 221 $ (44) Gross margin 28 (36) - Percent 12.6% (11) pts Volume (000 st) 526 9 - Domestic 273 (87) - Export 253 96 Average selling prices ($/st) - DAP $ 422 $ (85) - MAP 416 (105) DAP Central Florida Price Q3 Phosphate Segment Results 8 $/st 2011 2012 2013

YTD Financial Highlights 9 (1) Adjusted to exclude the impact of a retroactive modification to the selling price calculation methodology used for products sold by Canadian Fertilizers Limited (CFL). This modification impacts the comparability of the financial results between the 2012 and 2013 time periods. See explanation under “CFL Selling Price Modification” on slide 15, and slides 16 and 17 for the reconciliation of adjusted financial results and metrics. (2) See slide 14 for EBITDA reconciliation. In millions, except percentages and EPS YTD 2013 YTD 2012 Reported net sales $ 4,148 $ 4,623 Adjusted net sales (1) $ 4,148 $ 4,565 Reported gross margin 1,926 2,457 - As percent of reported sales 46.4% 53.2% Adjusted gross margin (1) 1,926 2,399 - As percent of adjusted sales (1) 46.4% 52.6% EBITDA (2) $ 2,042 $ 2,485 Net earnings attributable to common stockholders 1,139 1,378 Earnings per diluted share 19.01 21.19 Cash flow provided by operations 1,429 1,954

YTD Segment Results In millions, except as noted YTD 2013 H/(L) YTD 2012 Reported H/(L) YTD 2012 Adjusted Sales $ 3,499 $ (372) $ (314) Gross margin 1,853 (440) (383) - Percent 53.0% (6) pts (6) pts Volume (000 st) 9,385 (305) N/A Average selling prices ($/st) - Ammonia $ 637 $ 18 $ 33 - Urea 380 (104) (90) - UAN 316 8 N/A - AN 259 - N/A Gas cost $/MMBtu $ 3.63 $ 0.31 N/A 10 In millions, except as noted YTD 2013 H/(L) YTD 2012 Sales $ 649 $ (102) Gross margin 73 (90) - Percent 11.3% (11) pts Volume (000 st) 1,442 (84) - Domestic 834 (53) - Export 608 (31) Average selling prices ($/st) - DAP $ 450 $ (41) - MAP 452 (44) Nitrogen Segment (1) Phosphate Segment (1) See slides 15-17 for explanation and reconciliation of adjusted financial results.

Supplemental Information 11 Forward NYMEX Natural Gas Strip (U.S. Dollars per MMBtu) Source: Bloomberg L.P. As of November 1, 2013. U.S. Corn Harvest Progress (Week Ending October 27, 2013) Source: USDA Source: USDA, Green Markets, CME, CF. As of November 1, 2013. Returns calculated using average of March-April new crop futures prices and current 2014 new crop futures Estimated Returns Over Variable Costs for U.S. Farmers (U.S. Dollars per Acre) U.S. Planted Acreage (Millions of Acres) Source: USDA, CF 11/11

12 (1) Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements. (2) Acquisition of all outstanding interests in CFL closed April 30, 2013. (3) Approved ammonia debottleneck projects that are in process. (4) New plant construction projects. (5) As of the date of this presentation, the company had $1.9 billion of remaining share repurchase authorization. CF Industries’ Marketable Nitrogen Volumes and Shares Outstanding Million Nutrient Tons Million Shares Outstanding Share Count Capital Allocation Impact April 30, 2013 April 30, 2010 Jan. 31, 2013 (5)

Solid agricultural fundamentals Strong farmer profit potential from planting nitrogen-intensive crops Expect 2014 nitrogen demand of 13.3 million nutrient tons Nitrogen supply expected to constrain prices for the remainder of 2013 Reduced urea imports and low dealer inventory levels offer restocking opportunities UAN market supported by global outages and low U.S. imports Sustainable cost advantage afforded by North American natural gas 13 CF Industries’ operational and financial performance demonstrates the company’s ability to execute in a market of higher highs and higher lows Outlook/Summary

EBITDA and Selected Items 14 (in millions) Three months ended September 30, Nine months ended September 30, 2013 2012 2013 2012 Net earnings attributable to common stockholders $ 234.1 $ 403.3 $ 1,138.8 $ 1,378.0 Interest expense (income) – net 40.0 27.1 108.3 102.9 Income taxes 109.0 205.8 499.3 721.9 Depreciation, depletion and amortization 100.1 99.7 313.8 318.7 Less: Other adjustments(1) (5.5) (6.8) (18.3) (36.5) EBITDA(1) $ 477.7 $ 729.1 $ 2,041.9 $ 2,485.0 Memo: Selected items included above Unrealized mark-to-market losses (gains) on natural gas derivatives $ 5.6 $ (39.8) $ 1.2 $ (61.5) Gains on foreign currency derivatives (22.1) - (14.3) - Early write-off of loan fees - - - 15.2 Provision for liability to pre-IPO owners for NOL settlement - - 55.2 - Retiree medical curtailment - (10.9) - (10.9) Total $ (16.5) $ (50.7) $ 42.1 $ (57.2) (1) EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

CFL Selling Price Modifications 15 Prior to April 30, 2013, CF Industries, Inc. (CF Industries) owned 49% of the voting common shares and 66% of the non-voting preferred shares of Canadian Fertilizers Limited (CFL), an Alberta, Canada based nitrogen fertilizer manufacturer and had the right to purchase 66% of the production of CFL. Also prior to April 30, 2013, Viterra, Inc. (Viterra) held 34% of the equity ownership of CFL and had the right to purchase up to 34% of CFL’s production. Both CF Industries and Viterra were entitled to receive distributions of net earnings of CFL based upon their respective purchases from CFL. CFL was a variable interest entity that was consolidated in the Company’s financial statements. On April 30, 2013, CF Industries completed the acquisitions of all of the outstanding interests in CFL that it did not already own and CFL became a wholly owned subsidiary of the Company. CF Industries’ and Viterra’s purchases of nitrogen fertilizer products from CFL were made under product purchase agreements, and the selling prices were determined under the provisions of these agreements. An initial selling price was paid to CFL based upon CFL’s production cost plus an agreed-upon margin once title passed as the product was shipped. At the end of the year, the difference between the market price of products purchased from CFL and the price based on production cost plus an agreed-upon margin was paid to CFL. The sales revenue attributable to this difference was accrued by the Company on an interim basis. Until April 30, 2013 when CFL became a wholly owned subsidiary in the Company’s financial statements, net sales and accounts receivable attributable to CFL were solely generated by transactions with Viterra, as all transactions with CF Industries were eliminated in consolidation in the Company’s financial statements. In the fourth quarter of 2012, the CFL Board of Directors approved amendments to the product purchase agreements retroactive to January 1, 2012 that modified the selling prices that CFL charged for products sold to Viterra and CF Industries which eliminated the requirement to pay to CFL the difference between the market price and the price based on production cost plus an agreed-upon margin. The following summarizes the selling prices in the product purchase agreements that impacted the Company’s results both before and after the effective date of the amendment. For sales prior to October 1, 2012, the Company’s consolidated financial statements reflected the market based selling prices for products purchased from CFL, including sales made by CFL to Viterra. For sales on or after October 1, 2012 and before April 30, 2013, CFL selling prices were based on production cost plus an agreed-upon margin. Starting on April 30, 2013, CFL became a wholly owned subsidiary of CF Industries. Once CFL became a wholly owned subsidiary, CF industries began purchasing all of the output of CFL for resale and reported those sales in its consolidated financial statements at market prices. The selling price amendments to the product purchase agreements impact the comparability of the Company’s financial results. These changes affect the year-over-year comparability of net sales, gross margin, operating earnings, earnings before income taxes and net earnings attributable to noncontrolling interest for the first four months of 2013, but do not impact the comparability of the Company’s net earnings attributable to common stockholders or net cash flows for the same period. In order to provide comparable information for the periods presented, certain financial information is being provided for the prior year comparable periods adjusted as if the current year CFL pricing calculation methodologies had been used in the prior year comparable period. The following table adjusts the nine months ended September 30, 2012 to be comparable to 2013 results.

16 CFL Selling Price Modifications CONSOLIDATED RESULTS Three months ended Nine months ended September 30, September 30, 2013 2012 2013 2012 (in millions, except as noted) Net sales As reported $ 1,097.0 $ 1,359.4 $ 4,148.4 $ 4,622.6 Impact of selling price adjustment - - - (57.9) As adjusted $ 1,097.0 $ 1,359.4 $ 4,148.4 $ 4,564.7 Gross margin As reported $ 386.1 $ 702.0 $ 1,926.4 $ 2,457.1 Impact of selling price adjustment - - - (57.9) As adjusted $ 386.1 $ 702.0 $ 1,926.4 $ 2,399.2 Gross margin percentage As reported 35.2% 51.6% 46.4% 53.2% Impact of selling price adjustment - - - (0.6)% As adjusted 35.2% 51.6% 46.4% 52.6% Net earnings attributable to noncontrolling interest As reported $ 9.8 $ 54.8 $ 52.6 $ 190.1 Impact of selling price adjustment - - - (57.9) As adjusted $ 9.8 $ 54.8 $ 52.6 $ 132.2

17 Three months ended Nine months ended NITROGEN SEGMENT DATA September 30, September 30, 2013 2012 2013 2012 (in millions, except as noted) Net sales As reported $ 876.3 $ 1,095.2 $ 3,499.1 $ 3,871.0 Impact of selling price adjustment - - - (57.9) As adjusted $ 876.3 $ 1,095.2 $ 3,499.1 $ 3,813.1 Gross margin As reported $ 358.4 $ 638.6 $ 1,853.2 $ 2,293.6 Impact of selling price adjustment - - - (57.9) As adjusted $ 358.4 $ 638.6 $ 1,853.2 $ 2,235.7 Gross margin percentage As reported 40.9% 58.3% 53.0% 59.3% Impact of selling price adjustment - - - (0.7)% As adjusted 40.9% 58.3% 53.0% 58.6% Average selling prices (dollars per ton) Ammonia As reported $ 527 $ 622 $ 637 $ 619 Impact of selling price adjustment - - - (15) As adjusted $ 527 $ 622 $ 637 $ 604 Granular urea As reported $ 338 $ 470 $ 380 $ 484 Impact of selling price adjustment - - - (14) As adjusted $ 338 $ 470 $ 380 $ 470 CFL Selling Price Modifications